STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS

银行询证函

ORIGINAL
To be mailed to accountant

黑龙江众合教育培训中心

Heilongjiang Zhonghe Education Training Center

银行名称：中国光大 银行 哈尔滨市红旗 支行
Financial Institution's Name:
Harbin Hongqi Branch,China Everbright Bank

地址：中国哈尔滨市南岗区红旗大街 257 号
Address:
No. 257, Hongqi Street, Nangang District · Harbin, Heilongjiang Province,China

We have provided to our accountants the following information as of the close of business on September 30, 2010 regarding our deposit and loan balances. Please confirm the accuracy of the information, noting any exceptions to the information provided. If the balances have been left blank, please complete this form by furnishing the balance in the appropriate space below.* Although we do not request or expect you to conduct a comprehensive, detailed search of your records, if during the process of completing this confirmation additional information about other deposit and loan accounts we may have with you comes to your attention, please include such information below. Please use the enclosed envelope to return the form directly to our accountants.

我公司向我方审计师提供了截至 2010 年 9 月 30 日存款和贷款金额。请确认此信息的准确性。如果金额为空白，请填空。尽管贵方无须对账户作其它审查，如果贵方发现我公司账户存款贷款的其它信息，请在此函证中注明。

1. At the close of business on the date listed above, our records indicated the following deposit balance(s):
截至以上工作日，银行记录显示**存款金额**为：

As of September 30,2010:

ACCOUNT NAME 账户名称	ACCOUNT NO. 账户号码	INTEREST RATE 利率	BALANCE 账户余额
黑龙江众合教育培训中心	36300188000019796		¥ 52,305,796.33

2. We are directly liable to the financial institution for loans at the close of business on the date listed above as follows:
截至以上工作日，银行记录显示**贷款金额**为：

As of September 30,2010:

ACCOUNT NO./ DESCRIPTION 账户号码/名称	BALANCE* 余额	DATE DUE 到期日	INTEREST RATE 利率	DATE THROUGH WHICH INTEREST IS PAID 付利息日	DESCRIPTION OF COLLATERAL 抵押物

2010. 11. 5

客户盖章处(Customer Authorized Signature)　　日期(Date)

The information presented above is in agreement with our records. Although we have not conducted a comprehensive, detailed search of our records, no other deposit or loan accounts have come to our attention except as noted below.
上述信息和银行记录相符。银行目前没有发现公司账户存款贷款的其它信息。**如有其它信息，银行会在下面注明。**

2010.11.5

银行盖章处(Financial Institution Authorized Signature)　　日期(Date)

银行负责人职位(Title)

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

备注 EXCEPTIONS AND/OR COMMENTS

Please return this form directly to our accountants:
该询证函请直接交给我们的审计人员:

Sherb & Co., LLP
C/O Sera Na, Sherb Consulting LLC Beijing Representative Office,
Suite #1011B, Tower B, Beijing COFCO Plaza,
No.8 Jianguomennei Dajie, Dongcheng District, Beijing, China 100005

Sherb & Co., LLP

经由 赛博咨询有限公司北京代表处 娜仁 转交，地址是：
中国 北京 东城区 建国门内大街 8 号 中粮广场 B 座 1011B 室 邮编 100005

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

哈尔滨众合利达教育科技有限公司

Harbin Zhonghelida Education Technology Co., Limited

ORIGINAL
To be mailed to accountant

银行名称：中国工商 银行 哈尔滨市昆仑 支行
Financial Institution's Name:
Harbin Kunlun Subbranch ,Industrial and Commercial Bank of China

地址：黑龙江省哈尔滨市南岗区康顺街 36 号
Address:
36 Kangshun Street,
Nangang District, Harbin, Heilongjiang

We have provided to our accountants the following information as of the close of business on September 30, 2010 regarding our deposit and loan balances. Please confirm the accuracy of the information, noting any exceptions to the information provided. If the balances have been left blank, please complete this form by furnishing the balance in the appropriate space below.* Although we do not request or expect you to conduct a comprehensive, detailed search of your records, if during the process of completing this confirmation additional information about other deposit and loan accounts we may have with you comes to your attention, please include such information below. Please use the enclosed envelope to return the form directly to our accountants.
我公司向我方审计师提供了截至 2010 年 9 月 30 日存款和贷款金额。请确认此信息的准确性，如果余额为空白，请填空。尽管贵方无须对账户作其它审查，如果贵方发现我公司账户存款贷款的其它信息，请在此函证中注明。

1. At the close of business on the date listed above, our records indicated the following deposit balance(s):
截至以上工作日，银行记录显示**存款金额**为：

As of September 30,2010:

ACCOUNT NAME 账户名称	ACCOUNT NO. 账户号码	INTEREST RATE 利率	BALANCE 账户余额
哈尔滨众合利达教育科技有限公司	3500042209006709225		¥315,787,237.07

2. We are directly liable to the financial institution for loans at the close of business on the date listed above as follows:
截至以上工作日，银行记录显示**贷款金额**为：

As of September 30,2010:

ACCOUNT NO./ DESCRIPTION 账户号码/名称	BALANCE* 余额	DATE DUE 到期日	INTEREST RATE 利率	DATE THROUGH WHICH INTEREST IS PAID 付利息日	DESCRIPTION OF COLLATERAL 抵押物

客户盖章处(Customer Authorized Signature) 2010.11.5 日期(Date)

The information presented above is in agreement with our records. Although we have not conducted a comprehensive, detailed search of our records, no other deposit or loan accounts have come to our attention except as noted below.
上述信息和银行记录相符，银行目前没有发现公司账户存款贷款的其它信息，**如有其它信息，银行会在下面注明**。

银行盖章处(Financial Institution Authorized Signature) 日期(Date)

银行负责人职位(Title)

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

备注 EXCEPTIONS AND/OR COMMENTS

Please return this form directly to our accountants:
该询证函请直接交给我们的审计人员：

Sherb & Co., LLP
C/O Sera Na, Sherb Consulting LLC Beijing Representative Office,
Suite #1011B, Tower B, Beijing COFCO Plaza,
No.8 Jianguomennei Dajie, Dongcheng District, Beijing, China 100005

Sherb & Co., LLP

经由 赛博咨询有限公司北京代表处 娜仁 转交，地址是：
中国 北京 东城区 建国门内大街 8 号 中粮广场 B 座 1011B 室 邮编 100005

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

哈尔滨众合利达教育科技有限公司

Harbin Zhonghelida Education Technology Co., Limited

ORIGINAL
To be mailed to accountant

银行名称：中国农业 银行 哈尔滨市汇金 支行
Financial Institution's Name:
Agricultural Bank of China, Huijin Branch

地址：黑龙江省哈尔滨市道里区红专街 14 号
Address:
14 Hongzhuan Street,
Daoli District, Harbin, Heilongjiang

We have provided to our accountants the following information as of the close of business on September 30, 2010 regarding our deposit and loan balances. Please confirm the accuracy of the information, noting any exceptions to the information provided. If the balances have been left blank, please complete this form by furnishing the balance in the appropriate space below.* Although we do not request or expect you to conduct a comprehensive, detailed search of your records, if during the process of completing this confirmation additional information about other deposit and loan accounts we may have with you comes to your attention, please include such information below. Please use the enclosed envelope to return the form directly to our accountants.

我公司向我方审计师提供了截至 2010 年 9 月 30 日存款和贷款余额，请确认此信息的准确性。如果余额为空白，请填空。尽管贵方无须对账户作其它审查，如果贵方发现我公司账户存款贷款的其它信息，请在此函中注明。

1. At the close of business on the date listed above, our records indicated the following deposit balance(s):
截至以上工作日，银行记录显示**存款金额**为：

As of September 30,2010:

ACCOUNT NAME 账户名称	ACCOUNT NO. 账户号码	INTEREST RATE 利率	BALANCE 账户余额
哈尔滨众合利达教育科技有限公司	08-068201040018114		¥37,533,479.85
哈尔滨众合利达教育科技有限公司	08-068214040000149		$7,052,922.91

2. We are directly liable to the financial institution for loans at the close of business on the date listed above as follows:
截至以上工作日，银行记录显示**贷款金额**为：

As of September 30,2010:

ACCOUNT NO./ DESCRIPTION 账户号码/名称	BALANCE* 余额	DATE DUE 到期日	INTEREST RATE 利率	DATE THROUGH WHICH INTEREST IS PAID 付利息日	DESCRIPTION OF COLLATERAL 抵押物

客户盖章处(Customer Authorized Signature)

2010. 11. 5
日期(Date)

The information presented above is in agreement with our records. Although we have not conducted a comprehensive, detailed search of our records, no other deposit or loan accounts have come to our attention except as noted below.
上述信息和银行记录相符，银行目前没有发现公司账户存款贷款的其它信息，**如有其它信息，银行会在下面注明**。

银行盖章处(Financial Institution Authorized Signature)

2010. 11. 5
日期(Date)

银行负责人职位(Title)

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

备注 EXCEPTIONS AND/OR COMMENTS

Please return this form directly to our accountants:
该询证函请直接交给我们的审计人员:

Sherb & Co., LLP
C/O Sera Na, Sherb Consulting LLC Beijing Representative Office,
Suite #1011B, Tower B, Beijing COFCO Plaza,
No 8 Jianguomennei Dajie, Dongcheng District, Beijing, China 100005

Sherb & Co., LLP

经由 赛博咨询有限公司北京代表处 娜仁 转交，地址是：
中国 北京 东城区 建国门内大街 8 号 中粮广场 B 座 1011B 室 邮编 100005

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

ORIGINAL
To be mailed to accountant

哈尔滨众合利达教育科技有限公司

Harbin Zhonghelida Education Technology Co., Limited

银行名称：哈尔滨 银行 科技 支行
Financial Institution's Name:
Keji Subbranch,Harbin Bank
地址：黑龙江省哈尔滨市南岗区天顺街 323 号
Address:
No.323, Tianshun Street, Nangang District,
Harbin, Heilongjiang,150000

We have provided to our accountants the following information as of the close of business on September 30, 2010 regarding our deposit and loan balances. Please confirm the accuracy of the information, noting any exceptions to the information provided. If the balances have been left blank, please complete this form by furnishing the balance in the appropriate space below.* Although we do not request or expect you to conduct a comprehensive, detailed search of your records, if during the process of completing this confirmation additional information about other deposit and loan accounts we may have with you comes to your attention, please include such information below. Please use the enclosed envelope to return the form directly to our accountants.

我公司向我方审计师提供了截至 2010 年 9 月 30 日存款和贷款余额，请确认此信息的准确性。如果余额为空白，请填空。尽管贵方无需对账户作其它审查，如果贵方发现我公司账户存款贷款的其它信息，请在此函证中注明。

1. At the close of business on the date listed above, our records indicated the following deposit balance(s):
截至以上工作日，银行记录显示**存款金额**为：

As of September 30,2010:

ACCOUNT NAME 账户名称	ACCOUNT NO. 账户号码	INTEREST RATE 利率	BALANCE 账户余额
哈尔滨众合利达教育科技有限公司	1288010548000200		￥97,274.63

2. We are directly liable to the financial institution for loans at the close of business on the date listed above as follows:
截至以上工作日，银行记录显示**贷款金额**为：

As of September 30,2010:

ACCOUNT NO./ DESCRIPTION 账户号码/名称	BALANCE* 余额	DATE DUE 到期日	INTEREST RATE 利率	DATE THROUGH WHICH INTEREST IS PAID 付利息日	DESCRIPTION OF COLLATERAL 抵押物

客户盖章处(Customer Authorized Signature) 2010. 11. 5
日期(Date)

The information presented above is in agreement with our records. Although we have not conducted a comprehensive, detailed search of our records, no other deposit or loan accounts have come to our attention except as noted below.
上述信息和银行记录相符。银行目前没有发现公司账户存款贷款的其它信息，**如有其它信息，银行会在下面注明**。

银行盖章处(Financial Institution Authorized Signature) 2010. 11. 5
日期(Date)

银行负责人职位(Title)

STANDARD FORM TO CONFIRM ACCOUNT BALANCE INFORMATION WITH FINANCIAL INSTITUTIONS
银行询证函

备注 EXCEPTIONS AND/OR COMMENTS

Please return this form directly to our accountants:
该询证函请直接交给我们的审计人员:

Sherb & Co., LLP
C/O Sera Na, Sherb Consulting LLC Beijing Representative Office,
Suite #1011B, Tower B, Beijing COFCO Plaza,
No.8 Jianguomennei Dajie, Dongcheng District, Beijing, China 100005

Sherb & Co., LLP

经由 夏博咨询有限公司北京代表处 娜仁 转交，地址是:
中国 北京 东城区 建国门内大街 8 号 中粮广场 B 座 1011B 室 邮编 100005